EXECUTION COPY


               EURO INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT
               --------------------------------------------------

     This INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (as amended, amended and restated or otherwise modified from time to time in accordance with the terms hereof, herein called this "Agreement") is dated as of February 26, 2003 among
                              ---------
(i) CITIBANK INTERNATIONAL PLC, as UK administrative agent (in such capacity, together with its successors and assigns, the "Bank Agent") for the Term B Euro
                                                ----------
Lenders  and  Revolving  Euro  Lenders  from  time to time  party to the  Credit
Agreement (as defined below), (ii) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (in such capacity, together with its successors and assigns, the "Second Priority Notes Trustee") for the holders of Second Priority
              -----------------------------
Notes (as defined below) issued under the Second Priority Notes Indenture (as defined below), (iii) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (in such capacity, together with its successors and assigns, the "Third
                                                                           -----
Priority  Notes  Trustee") for the holders of Third  Priority  Notes (as defined
------------------------
below) issued under the Third Priority Notes Indenture (as defined below), (iv) CITICORP TRUSTEE COMPANY LIMITED, as Euro Collateral Agent (as defined below),
(v) Crown European Holdings SA ("Crown Euroco"),  (vi) the subsidiaries of Crown
                                 ------------
Euroco  identified  on  Schedule  1 hereto and (vii) the other  persons  who may
                        -----------
become parties to this Agreement from time to time pursuant to and in accordance with Section 8 of this Agreement.
     ---------
                                 R E C I T A L S
                                 ---------------

     1. On the date hereof, Crown Euroco, an indirect French subsidiary of Crown Cork & Seal Company, Inc. ("CCSC"), is issuing $1.085 billion in aggregate
                               ----
principal amount of Second Priority Dollar Notes and (euro)285 million in aggregate principal amount of Second Priority Euro Notes, in each case under an Indenture dated as of the date hereof among Crown Euroco, the guarantors named therein and the Second Priority Notes Trustee (as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time as permitted by the Credit Agreement, the "Second Priority Notes Indenture").
                                        -------------------------------

     2. On the date hereof , Crown Euroco is issuing $725 million in aggregate principal amount of Third Priority Notes under an Indenture dated as of the date hereof between Crown Euroco, the guarantors named therein and the Third Priority Notes Trustee (as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time as permitted by the Credit Agreement, the "Third Priority Notes Indenture").
                ------------------------------

     3. On the date hereof, Crown Cork & Seal Americas, Inc., a wholly owned subsidiary of CCSC ("Crown Usco"), Crown Holdings, Inc. ("Crown Holdings"),
                     ----------                               ---------------
Crown  International,  Inc.  ("Crown  International"),  CCSC,  Crown  Euroco and
                               --------------------
certain subsidiary borrowers have entered into a senior secured credit agreement dated as of the date hereof

(as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time, the "Credit Agreement", which term shall
                                           -----------------
also include and refer to any increase in the amount of indebtedness under the Credit Agreement to the extent permitted by the Second Priority Notes Indenture and the Third Priority Notes Indenture and any refinancing or replacement of the Credit Agreement or one or more successor or replacement facilities whether or not with a different group of agents or lenders and whether or not with different obligors upon the Bank Agent's acknowledgment of the termination of the predecessor Credit Agreement). The Bank Agent under this Agreement is agent for the Term B Euro Lenders and the Revolving Euro Lenders only from time to time under the Credit Agreement (the "Lenders") (it being understood that the
                                        -------
Term B Dollar Lenders and Revolving Dollar Lenders under the Credit Agreement shall have no rights and obligations under this Agreement).

     4. On the date hereof,  Crown Euroco, Crown Developpement SNC ("Crown SNC")
                                                                     ---------
and certain non-U.S. Subsidiaries of Crown Euroco set forth on Schedule 1 hereto (collectively, and together with any other subsidiaries which are the required by one or more Financing Documents to become "Euro Pledgors," the "Euro
                                                                            ----
Pledgors")  will  execute and deliver to the Euro  Collateral  Agent the foreign
--------
collateral  documents  identified on Schedule 2 hereto (as amended,  amended and
                                     ----------
restated, supplemented or otherwise modified from time to time, and each other foreign collateral document executed and delivered pursuant to the Credit Agreement securing assets of Crown Euroco or any Euro Pledgor (including the Additional Bank Collateral (as defined below)) or adding additional indebtedness as secured obligations thereunder as required herein, the "Euro Security
                                                                  --------------
Documents"). All collateral from time to time pledged or subject to or purported
---------
to be pledged or subject to the Lien of the Euro Security Documents (whether or not such Lien is determined to be unperfected or subject to avoidence), including any Additional Bank Collateral, is collectively referred to herein as the "Euro Collateral".

     5. It is understood and acknowledged that only First Priority Indebtedness will be secured by the Additional Bank Collateral (as defined below).

     6. It is contemplated that, from time to time, to the extent permitted by the Credit Agreement, the Second Priority Notes Indenture and the Third Priority Notes Indenture, Crown Euroco may issue certain Additional Second Priority Indebtedness (as defined below) (any indenture, debenture, note, guaranty, loan agreement, credit agreement, purchase agreement or other document executed by Crown Euroco or any other Euro Pledgor in connection with the issuance of any such Additional Second Priority Indebtedness is referred to herein as an "Additional Second Priority Indebtedness Document" individually and the
 -----------------------------------------------------
"Additional Second Priority Indebtedness Documents" collectively and any trustee
 -------------------------------------------------
or like representative of the holders of any Additional Second Priority Indebtedness is referred to herein as an "Additional Second Priority
                                                  ------------------------------
Indebtedness  Representative");  which Additional  Second Priority  Indebtedness
----------------------------
Documents will be secured, by the Euro Collateral pursuant to the Euro Security Documents and have the priority set forth herein; provided that for any holder
                                                    --------
of any Additional Second Priority Indebtedness to receive the benefit of such security, it shall cause its Additional Second Priority Indebtedness
Representative to execute and deliver to the Euro Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof.

     7. It is contemplated that, from time to time, to the extent permitted by the Credit Agreement, Crown Euroco may issue certain Additional Third Priority Indebtedness (as defined below) (any indenture, debenture, note, guaranty, loan agreement, credit agreement, purchase agreement or other document executed by Crown Euroco or any other Euro Pledgor in connection with the issuance of any such Additional Third Priority Indebtedness is referred to herein as a "Additional Third Priority Indebtedness Document" individually and the
 -----------------------------------------------------
"Additional Third Priority Indebtedness  Documents" collectively and any trustee
 -------------------------------------------------
or like representative of the holders of any Additional Third Priority Indebtedness is referred to herein as an "Additional Third Priority Indebtedness
                                          --------------------------------------
Representative"); which Additional Third Priority Indebtedness Documents will be
--------------
secured, by the Euro Collateral pursuant to the Euro Security Documents and have the priority set forth herein; provided that for any holder of any Additional
                                --------
Third Priority Indebtedness to receive the benefit of such security, it shall cause its Additional Third Priority Indebtedness Representative to execute and deliver to the Euro Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof.

     8. It is contemplated that, to the extent permitted by the Credit Agreement, Crown SNC, Crown Euroco or any of its subsidiaries may from time to time enter into one or more Bank Related Hedging Agreements (as defined below) with any counterparty that was the Bank Agent or a Lender or Affiliate thereof or any other Person permitted under the Credit Agreement at the time such Bank Related Hedging Agreement was entered into (individually, a "Bank Related
                                                                   -------------
Hedging Exchanger" and, collectively, the "Bank Related Hedging Exchangers") and
-----------------                          -------------------------------
it is desired that the obligations of Crown SNC, Crown Euroco or any of its subsidiaries under such Bank Related Hedging Agreements, including the obligation to make payments in the event of early termination thereunder (all such obligations being the "Bank Related Hedging Obligations"), be secured by
                             ---------------------------------
the Euro Collateral pursuant to the Euro Security Documents; provided that for any Bank Related Hedging Exchanger to receive the benefit of such security, it shall execute and deliver to the Euro Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof at any time prior to the payment in full of the First Priority Indebtedness.

     9. It is contemplated that, to the extent permitted by the Credit Agreement, Crown SNC, Crown Euroco or any of its subsidiaries may from time to time enter into one or more Bank Related Cash Management Agreements (as defined below) with any counterparty that was the Bank Agent or a Lender or Affiliate thereof or any other Person permitted under the Credit Agreement at the time such Bank Related Cash Management Agreement was entered into (individually, a "Bank Related Cash Management Exchanger" and, collectively,
 --------------------------------------
the "Bank  Related  Cash  Management  Exchangers")  and it is  desired  that the
     -------------------------------------------
obligations of Crown SNC, Crown Euroco or any of its subsidiaries under such Bank Related Cash Management Agreements, including the obligation to make payments in the event of early termination thereunder (all such obligations being the "Bank Related Cash Management Obligations"), be secured by the Euro
           ------------------------------------------
Collateral pursuant to the Euro Security  Documents;  provided that for any Bank
                                                      --------
Related Cash Management Exchanger to receive the benefit of such security, it shall execute and deliver to the Euro Collateral Agent an acknowledgment to this Agreement (in the form attached hereto) agreeing to be bound by the terms hereof at any time prior to the payment in full of the First Priority Indebtedness.

     10. (a) The Second Priority Notes Trustee (for its benefit and for the benefit of the respective holders of the Second Priority Notes), the Bank Agent (for its benefit and for the benefit of the Euro Collateral Agent, U.K. Administrative Agent and the Lenders) and the Third Priority Notes Trustee (for its benefit and for the benefit of the holders of the Third Priority Notes), (b) and in the event any Bank Related Hedging Obligations are to be secured by the Euro Security Documents, each Bank Related Hedging Exchanger party to any Bank Related Hedging Agreement, (c) and in the event any Bank Related Cash Management Obligations are to be secured by the Euro Security Documents, each Bank Related Cash Management Exchanger party to any Bank Related Cash Management Agreement,
(d) and in the event any obligations in respect of any Additional Second Priority Indebtedness are to be secured by the Euro Security Documents, the Additional Second Priority Indebtedness Representative in respect of such Additional Second Priority Indebtedness (for its benefit and for the benefit of the holders of such Additional Second Priority Indebtedness) and (e) and in the event any obligations in respect of any Additional Third Priority Indebtedness are to be secured by the Euro Security Documents, the Additional Third Priority Indebtedness Representative in respect of such Additional Third Priority
Indebtedness (for its benefit and for the benefit of the holders of such Additional Third Priority Indebtedness) (the parties described in clauses (a) through (e) of this Recital, collectively, the "Euro Secured Parties") desire to
                                                --------------------
set forth (i) certain additional provisions regarding the appointment, duties and responsibilities of the Euro Collateral Agent and to set forth certain other provisions concerning the obligations of the Euro Pledgors to the Euro Secured Parties under the agreements referred to in the foregoing recitals and (ii) their agreement as to decisions relating to the exercise of remedies under the Euro Security Documents and certain limitations on the exercise of such remedies.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions.
           -----------

     The following capitalized terms used herein and not otherwise defined herein shall have the definitions set forth below. Terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     "Additional  Bank Collateral"  means the Additional Euro Stock  Collateral,
the  Additional   Cash  Collateral  and  the  Additional   Subsidiary   Borrower
Collateral.

     "Additional Cash Collateral" means the cash deposited in the collateral account under the Euro Retained Public Debt Collateral Account Agreement pledged in favor of the Euro Collateral Agent for the benefit of the Euro Lenders under the Credit Agreement and any Bank Related Hedging Exchanger and Bank Related Cash Management Exchanger.

     "Additional Euro Stock Collateral" means the capital stock of subsidiaries owned by each Euro Pledgor and pledged to the Euro Collateral Agent for the benefit of First Priority Indebtedness only.

     "Additional Second Priority Indebtedness" means unsubordinated indebtedness issued or incurred on or after the date hereof and not owed to Crown Holdings or any of its subsidiaries, to the extent permitted to be incurred by the Credit Agreement, the Second Priority Notes Indenture and the Third Priority Notes Indenture, which indebtedness is secured by a second priority Lien that is subject and subordinated to the Liens securing the First Priority Indebtedness in the manner described herein on the Euro Collateral as contemplated by the Euro Security Documents.

     "Additional Second Priority Indebtedness Documents" has the meaning given to such term in the Recitals.

     "Additional Subsidiary Borrower Collateral" means the assets of any subsidiary borrower under the Credit Agreement pledged to the Euro Collateral Agent for the benefit of First Priority Indebtedness only and securing the Obligations of such subsidiary borrower under First Priority Indebtedness only to the extent such subsidiary borrower is not otherwise a subsidiary guarantor under any Second Priority Indebtedness Documents or Third Priority Indebtedness Documents.

     "Additional Third Priority Indebtedness" means unsubordinated indebtedness issued or incurred on or after the date hereof and not owed to Crown Holdings or any of its subsidiaries, to the extent permitted to be incurred by the Credit Agreement, the Second Priority Notes Indenture and the Third Priority Notes Indenture, which indebtedness is secured by a third priority Lien that is subject and subordinated to the Liens securing the First Priority Indebtedness and Second Priority Indebtedness in the manner described herein on the Euro Collateral as contemplated by the Euro Security Documents.

     "Additional Third Priority Indebtedness Documents" has the meaning given to such term in the Recitals.

     "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

     "Bank Related Cash Management Agreements" means agreements of Crown Euroco, or any of its subsidiaries arising from treasury, depository and cash management services provided by one or more Persons that was the Bank Agent or a Lender or an Affiliate thereof or any other Person permitted under the Credit Agreement at the time that such Bank Related Cash Management Agreement was entered into.

     "Bank Related Debt" means, collectively, the Bank Related Cash Management Obligations and the Bank Related Hedging Obligations.

     "Bank Related Debt Agreements" means, collectively, the Bank Related Cash Management Agreements and the Bank Related Hedging Agreements.

     "Bank  Related  Hedging  Agreements"  means,  collectively,   each  Hedging
Agreement of Crown Euroco or any of its subsidiaries entered into with any counterparty that was the Bank Agent or a Lender or an Affiliate thereof or any other Person permitted under the Credit Agreement thereof at the time such Hedging Agreement was entered into.

     "Bankruptcy   Law"   means  any  law  or  statute   for  the   supervision,
administration or relief of debtors, including, without limitation, bankruptcy or insolvency laws.

     "Credit Documents" means the Credit Agreement, each guaranty of the Obligations thereunder by a Euro Pledgor, and any other document executed by Crown Holdings or any of its subsidiaries in connection with the Credit
Agreement, in each case, as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time.

     "Enforcement Action" means any action whatsoever to:

          (1) demand payment, declare prematurely due and payable or otherwise seek to accelerate payment of or place on demand all or any apart of any Intercompany Debt;

          (2) recover all or any part of any Intercompany Debt (including by exercising any right of set-off or combination of accounts);

          (3) exercise or enforce any security right against assets or any other rights under any other document or agreement in relation to (or given in support of) all or any part of any Intercompany Debt;

          (4) petition for (or take any other steps which may lead to) an Insolvency Event or the appointment of an administrator, a receiver or manager or equivalent in relation to the applicable Intercompany Creditor; or

          (5) commence legal proceedings against the applicable Intercompany Creditor.

     "Event of Default" means an Event of Default as defined in the Credit Agreement.

     "Exempted Indebtedness" shall mean any Indebtedness or other obligation which would be considered "Exempted Indebtedness" under (and as defined in) any indenture, agreement or instrument governing or evidencing any Existing Public Debt.

     "Existing Public Debt" means each of the following to the extent outstanding on the date hereof: (i) $200.0 million 6 3/4% Notes due 2003 of CCSC issued under the 1993 Indenture; (ii) $300.0 million 8 3/8% Notes due 2005 of CCSC issued under the 1995 Indenture; (iii) $200.0 million 8% Debentures due 2023 of CCSC issued under the 1993 Indenture; (iv) $350.0 million 7 3/8% Debentures due 2026 of CCSC issued under the 1996 Indenture; (v) $150.0 million 7 1/2% Debentures due 2096 of CCSC issued under the 1996 Indenture; (vi) $200.0 million 6 3/4% Notes due 2003 of Crown Cork & Seal Finance PLC issued under the 1996 Indenture; (vii) $300.0 million 7% Notes due 2006 of Crown Cork & Seal Finance PLC issued under the 1996 Indenture; (viii) $200.0 million 6 3/4% Notes due 2003 of Crown Cork & Seal Finance, S.A. issued under the 1996 Indenture;
(ix) (euro)300.0 million 6% Senior Notes due 2004 of Crown Finance S.A. issued under the Fiscal and Paying Agency Agreement dated as of December 6, 1999 among CCSC, Crown Finance S.A. and Citibank, N.A., as paying agent (the "Existing
                                                                        --------
Crown Finance S.A. Euro Notes");  and (x) $105.0 million 7.54% Notes due 2005 of
-----------------------------
CarnaudMetalbox  Investments  (USA),  Inc.  ("Carnaud")  issued  under  the Note
                                              -------
Purchase Agreement dated as of May 4, 1993 among CarnaudMetalbox and the noteholders party thereto, as amended (the "Existing Carnaud Notes").
                                            ----------------------

     "Financing Documents" means, collectively, the Credit Documents, the Second Priority Notes Documents, the Third Priority Notes Documents, the Bank Hedging Agreements, the Bank Related Cash Management Agreements, the Additional Second Priority Indebtedness Documents and the Additional Third Priority Indebtedness Documents.

     "First Priority Indebtedness" means (i) the Obligations of Crown Euroco, the subsidiary borrowers and the Euro Pledgors under the Credit Documents and
(ii) the Obligations of Crown Euroco and the Euro Pledgors under the Bank Related Debt Agreements.

     "First Priority Indebtedness Documents" means, collectively, the Credit Documents and the Bank Related Debt Agreements.

     "First Priority U.S. Obligations" shall mean, with respect to any of the Credit Documents, any and all obligations, liabilities and indebtedness of every kind, nature and description (whether or not constituting future advances or otherwise) from time to time owing by, or on behalf of, Crown Holdings, CCSC, Crown Usco and each other obligor or any of their subsidiaries under, in  connection  with,  borrowings  by Crown  Usco  under the  Credit  Agreement, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, evidenced by or arising under any of such Credit Documents whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of such Credit Documents, or after the commencement of any case with respect to Crown Holdings, CCSC, Crown Usco and each other obligor or any of their subsidiaries under any Bankruptcy Law (at the rate provided for in the relevant Credit Documents) (and including, without limitation, any principal, interest, fees, costs, expenses and other amount, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired.

     "French  Security  Documents" means the documents listed on Schedule 2 that
                                                                 ----------
Crown Euroco is the pledgor under.

     "Global Participation Agreement" means the Global Participation and Proceeds Sharing Agreement dated as of February 26, 2003 among the Bank Agent, Citicorp North America, Inc., as Administrative Agent, the Second Priority Notes Trustee, the Third Priority Notes Trustee, the Euro Collateral Agent on behalf of the Euro Secured Parties and the U.S. Collateral Agent (as defined in the U.S. Intercreditor and Collateral Agency Agreement) on behalf of the U.S. Secured Parties (as defined in the U.S. Intercreditor and Collateral Agency Agreement) and the Sharing Agent named therein and the other persons that become party thereto after the date hereof.

     "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement or similar agreement.

     "Insolvency Event" means a court making a winding-up order or an order for the dissolution or liquidation of an Intercompany Creditor or a liquidator or administrator or equivalent (but not an administrator, receiver, manager or equivalent appointed by the holder of a Lien) is appointed to an Intercompany Creditor.

     "Intercompany Creditors" means those Euro Pledgors or their subsidiaries that are creditors in relation to any Intercompany Debt.

     "Intercompany Debt" means any money or liabilities now or in the future owing by any Euro Pledgor or its subsidiaries to any Intercompany Creditor together with all accrued interest and related costs, charges and expenses.

     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge, assignment, hypothecation or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset, (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities and (d) any other agreement intended to create any of the foregoing.

     "1993 Indenture" means the Indenture dated as of April 1, 1993 between CCSC and Bank One Trust Company, NA, as successor to Chemical Bank, as trustee.

     "1995 Indenture" means the Indenture dated as of January 15, 1995 between CCSC and Bank One Trust Company, NA, as successor to Chemical Bank, as trustee.

     "1996 Indenture" means the Indenture dated as of December 17, 1996 among CCSC, Crown Cork & Seal Finance PLC, Crown Cork & Seal Finance, S.A. and The Bank of New York, as trustee.

     "Obligations" shall mean, with respect to any of the Financing Documents, any and all obligations, liabilities and indebtedness of every kind, nature and description (whether or not constituting future advances or otherwise) from time to time owing by, or on behalf of, Crown Euroco or any Euro Pledgor or any of their subsidiaries under, or in connection with, such Financing Documents, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, evidenced by or arising under any of such Financing Documents whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of such Financing Documents, or after the commencement of any case with respect to Crown Euroco or any Euro Pledgor or any of their subsidiaries under the Bankruptcy Law (at the rate provided for in the relevant Financing Documents) (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired.

     "Principal Property" has the meaning given to such term under the indentures, agreements and instruments governing the Existing Public Debt as such indentures, agreements and instruments are in effect on the date hereof.

     "Restricted   Collateral"  shall  mean  the  collective  reference  to  all
Principal Properties and Restricted Securities.

     "Restricted Securities" shall mean any shares of capital stock or evidences of indebtedness for borrowed money issued by any Restricted Subsidiary and owned by CCSC or any Restricted Subsidiary.

     "Restricted Secured Indebtedness" shall mean, at any time, the portion of the Obligations constituting Exempted Indebtedness that is equal to the maximum aggregate amount of Exempted Indebtedness that may be secured at such time without causing any Existing Public Debt to be required to be equally and ratably secured.

     "Restricted Subsidiary" means any subsidiary of CCSC that would be considered a "Restricted Subsidiary" under (and as defined in) any indenture, agreement or instrument governing or evidencing any Existing Public Debt, as such indenture, agreement or instrument is in effect on the date hereof.

     "Second Priority Agents" means, collectively, the Second Priority Notes Trustee and any Additional Second Priority Indebtedness Representative.

     "Second Priority Dollar Notes" means the (i) $1.085 billion in aggregate principal amount of 9 1/2% Second Priority Senior Secured Notes due 2011 of Crown Euroco issued on the date hereof and any exchange notes which are issued in a registered exchange offer for such notes and (ii) any additional 9 1/2% Second Priority Senior Secured Notes due 2011 of Crown Euroco, to the extent that the issuance of such notes is permitted by the Credit Agreement, the Second Priority Notes Indenture and the Third Priority Notes Indenture, and any exchange notes which are issued in a registered exchange offer for such notes, in each case issued under the Second Priority Notes Indenture.

     "Second Priority Euro Notes" means the (i) (euro)285 million in aggregate principal amount of 10 1/4% Second Priority Senior Secured Notes due 2011 of Crown Euroco issued on the date hereof and any exchange notes which are issued in a registered exchange offer for such notes and (ii) any additional 10 1/4% Second Priority Senior Secured Notes due 2011, to the extent that the issuance of such notes is permitted by the Credit Agreement, the Second Priority Notes Indenture and the Third Priority Notes Indenture, and any exchange notes which are issued in a registered exchange offer for such notes, in each case issued under the Second Priority Notes Indenture.

     "Second Priority Indebtedness" means (i) the Obligations of Crown Euroco and the Euro Pledgors under the Second Priority Notes Documents and (ii) the Obligations of Crown Euroco and the Euro Pledgors under any Additional Second Priority Indebtedness Documents.

     "Second Priority Indebtedness Documents" means, collectively, the Second Priority Notes Documents and the Additional Second Priority Indebtedness Documents.

     "Second Priority Notes" means, collectively, the Second Priority Dollar Notes and the Second Priority Euro Notes.

     "Second Priority Notes Documents" means the Second Priority Notes Indenture, the Second Priority Notes, each guaranty of the Obligations thereunder and any other document executed by Crown Holdings or any of its subsidiaries in connection with the issuance of the Second Priority Notes, in each case, as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time, as permitted by the Credit Agreement.

     "Third Priority Agents" means, collectively, the Third Priority Notes Trustee and any Additional Third Priority Indebtedness Representative.

     "Third Priority Indebtedness" means (i) the Obligations of Crown Euroco and the Euro Pledgors under the Third Priority Notes Documents and (ii) the Obligations of Crown Euroco and the Euro Pledgors under any Additional Third Priority Indebtedness Documents.

     "Third Priority  Indebtedness  Documents"  means,  collectively,  the Third
Priority  Notes  Documents  and  the  Additional  Third  Priority   Indebtedness
Documents.

     "Third Priority Notes" means the (i) $725 million in aggregate principal amount of 10 7/8% Third Priority Senior Secured Notes due 2013 of Crown Euroco issued on the date hereof and any exchange notes which are issued in a registered exchange offer for such notes and (ii) any additional 10 7/8% Third Priority Senior Secured Notes due 2013 of Crown Euroco, to the extent that the issuance of such notes is permitted by the Credit Agreement, the Second Priority Notes Indenture and the Third Priority Notes Indenture, and any exchange notes which are issued in a registered exchange offer for such notes, in each case issued under the Third Priority Notes Indenture.

     "Third Priority Notes Documents" means the Third Priority Notes Indenture, the Third Priority Notes, each guaranty of the Obligations thereunder and any other document executed by Crown Holdings or any of its subsidiaries in connection with the issuance of the Third Priority Notes, in each case, as amended, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time, as permitted by the Credit Agreement.

     "U.S. Intercreditor and Collateral Agency Agreement" means the Intercreditor and Collateral Agency Agreement dated as of February 26, 2003 among Citicorp North America, Inc., as U.S. Collateral Agent, Citicorp North America, Inc., as administrative agent, Citibank International plc, as U.K. administrative agent, the Second Priority Notes Trustee and the Third Priority Notes Trustee and the other persons that become parties thereto after the date thereof.

Section 2. Appointment as Euro Collateral Agent.
           ------------------------------------

     The Bank Agent, the Second Priority Notes Trustee and the Third Priority Notes Trustee each hereby irrevocably and unconditionally appoints, and each Bank Related Hedging Exchanger, Bank Related Cash Management Exchanger, Additional Second Priority Indebtedness Representative and Additional Third Priority Indebtedness Representative signing an acknowledgment hereto, by such signing, irrevocably and unconditionally appoints, Citicorp Trustee Company Limited to serve as collateral agent and representative of each such Euro Secured Party under each of the Euro Security Documents (in such capacity, together with its successors in such capacity, the "Euro Collateral Agent") and
                                                     ---------------------
irrevocably and unconditionally authorizes the Euro Collateral Agent to act as agent for the Euro Secured Parties for the purpose of executing and delivering, on behalf of all such Euro Secured Parties, the Euro Security Documents and the Global Participation Agreement and any other documents or instruments related thereto or necessary or, as determined by the Euro Collateral Agent (acting on the instructions of the Requisite Obligees), desirable to perfect the Liens granted to the Euro Collateral Agent thereunder and, subject to the provisions of this Agreement, for the purpose of enforcing the Euro Secured Parties' rights in respect of the Euro Collateral and the obligations of the Euro Pledgors under the Euro Security Documents, and for the purpose of, or in connection with, releasing the obligations of the Euro Pledgors under the Euro Security Documents.

     Without limiting the generality of the foregoing, the Euro Collateral Agent is further hereby appointed as agent for each of the Euro Secured Parties to hold the Liens on the Euro Collateral granted pursuant to the Euro Security Documents with, subject to Section 3, sole authority to exercise remedies under the Euro Security Documents. The Euro Collateral Agent is hereby authorized to act as mortgagee under all mortgages, beneficiary under all deeds of trust and as Euro Secured Party under each applicable Euro Security Document and to follow the instructions provided to it under this Agreement.

Section 3.  Decisions  Relating  to Exercise  of  Remedies  Vested in  Requisite
            --------------------------------------------------------------------
Obligees.
--------

     (a) Except as otherwise provided in Section 3 of the Global Participation Agreement, the Euro Collateral Agent shall exercise its rights, powers and discretions under this Agreement, the Credit Agreement and the Euro Security Documents or otherwise arising in relation to the Euro Collateral (including as mandataire for purposes of the fifth paragraph of this subsection 3(a)) in accordance with the written directions of the Requisite Obligees and any rights or obligations of the Euro Collateral Agent hereunder or under the Credit Agreement or Euro Security Documents shall be subject to the provisions of this Section.

     For purposes of this Agreement, "Requisite Obligees" means, for purposes of
                                      ------------------
directing the Euro Collateral Agent with respect to any of the foregoing actions to be taken pursuant to any of the Euro Security Documents, the Bank Agent and the Administrative Agent (as defined in the Credit Agreement); provided that if
                                                                --------
the Obligations and the First Priority U.S. Obligations under the Credit Documents and Bank Related Debt have been indefeasibly paid in full in cash without any refinancing thereof through the incurrence of indebtedness having a Lien on any Euro Collateral and the Credit Agreement and all letters of credit thereunder and the Bank Related Debt Agreements have terminated, "Requisite
                                                                       ---------
Obligees"  shall mean (1) the Second  Priority  Notes  Trustee  until all Second
--------
Priority Indebtedness shall have been indefeasibly paid in full without any refinancing thereof through the incurrence of indebtedness having a Lien on any Euro Collateral and the Second Priority Indebtedness Documents have terminated and (2) thereafter, the Third Priority Notes Trustee; provided, further, that for purposes of directing the Euro Collateral Agent with respect to Additional Bank Collateral, Requisite Obligees shall mean the Bank Agent and the Administrative Agent (as defined in the Credit Agreement) in all cases.

     The Euro Collateral Agent shall refrain from exercising any right, power or discretion vested in it under this Agreement, the Credit Agreement or the Euro Security Documents or otherwise arising in relation to the Euro Collateral (including as mandataire for purposes of the fifth paragraph of this subsection 3(a)) unless and until instructed by the Requisite Obligees as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised (other than any right, power or discretion which is reasonably incidental to any right, power or discretion in relation to which it has received such instructions, in which case the following sentence shall apply). The Euro Collateral Agent may, in the exercise of its duties, obligations and responsibilities hereunder, do any act or thing reasonably incidental, in the opinion of the Euro Collateral Agent, to any instructions received by it from the Requisite Obligees which in its discretion it deems advisable for the protection and benefit of the Euro Secured Parties.

     The Euro Collateral Agent has executed or shall be executing the Euro Security Documents on behalf of the Euro Secured Parties upon the instructions of the Euro Secured Parties and shall not be responsible or liable for the legality, validity, effectiveness, genuineness, adequacy, enforceability or sufficiency of any of the Euro Security Documents or the Euro Collateral.

     For the avoidance of doubt, in particular with respect to the Euro Collateral Agent's appointment as holder of the Liens on the Euro Collateral and its ability to perfect and enforce, if required before a court of law, the Euro Collateral, as agent for the Euro Secured Parties, for French law purposes only, the Euro Collateral Agent shall be deemed to act as "mandataire" for the Euro Secured Parties pursuant to Article 1984 et seq. of the French Code Civil. With respect to any bankruptcy or insolvency proceeding of Crown Euroco in France, the Euro Collateral Agent shall be deemed to represent the Requisite Obligees only for purposes of making requests or demands in such proceeding.

     The Euro Collateral Agent shall not be required to take any action (including as mandataire for purposes of the fifth paragraph of this subsection 3(a)) that it believes is contrary to law or to the terms of this Agreement or any of the Euro Security Documents or which it believes would subject it or any of its officers, employees or directors to liability, and the Euro Collateral Agent shall not be required to take any action under this Agreement or any of the Euro Security Documents (including as mandataire for purposes of the fifth paragraph of this subsection 3(a)), unless and until the Euro Collateral Agent shall receive additional indemnities to its satisfaction from the Euro Secured Parties (or the holders represented thereby) against any and all losses, costs, expenses or liabilities in connection therewith.

     (b) Each Euro Secured Party executing this Agreement or an acknowledgment hereto agrees that (i) the Euro Collateral Agent shall act as the Requisite Obligees may request (regardless of whether any Euro Secured Party or any holder represented thereby agrees, disagrees or abstains with respect to such request),
(ii) the Euro Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not, on its face, conflict with the
                   --------
express terms of this Agreement) and (iii) no Euro Secured Party or any holder represented thereby shall have any liability to any other Euro Secured Party or any holder represented thereby for any such request. The Euro Collateral Agent shall give prompt notice to all Euro Secured Parties of actions taken pursuant to the instructions of Requisite Obligees; provided, however, that the failure
                                            ------------------
to give any such notice shall not impair the right of the Euro Collateral Agent to take any such action or the validity or enforceability under this Agreement or the applicable Euro Security Document of the action so taken or create a cause of action against the Euro Collateral Agent.

     (c) Each Euro Secured Party agrees that unless and until such Euro Secured Party is entitled to give direction to the Euro Collateral Agent pursuant to
Section 3(a) with respect to a Euro  Security  Document,  the only right of such
-----------
Euro Secured Party under the Euro Security Documents is for the Obligations owing to such Euro Secured Party to be secured by the Euro Collateral, and to receive a share of the Proceeds of such Euro Collateral, if any, as and when provided in the Euro Security Documents and Section 4 and Section 5 hereof.
                                            ---------     ---------

     (d) Notwithstanding anything to the contrary set forth in any of the Financing Documents or contained herein and irrespective of:

          (i) the time, order or method of creation, attachment or perfection of the respective security interests and/or Liens granted to the Euro Collateral Agent for the benefit of the Euro Secured Parties in or on any or all of the property or assets of Crown SNC, Crown Euroco and its subsidiaries,

          (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Euro Collateral,

          (iii) whether any Euro Secured Party or any bailee or agent thereof holds possession of any or all of the property or assets of any Euro Pledgor,

          (iv) the dating, execution or delivery of any agreement, document or instrument granting any Euro Secured Party security interests and/or Liens in or on any or all of the property or assets of any Euro Pledgor,

          (v) the giving or failure to give notice of the acquisition or expected acquisition of any purchase money or other security interest and

          (vi) the rules for determining priority under any law or rule governing the relative priorities of secured creditors,

(I) any security interest in any Euro Collateral heretofore or hereafter granted or purported to be granted to secure any Obligations in respect of First Priority Indebtedness pursuant to any Euro Security Document or otherwise has and, except as provided in Section 3(i), shall have priority, to the extent of
                           ------------
any such unpaid Obligations under First Priority Indebtedness, over any security interest in such Euro Collateral granted to secure any Obligations in respect of Second Priority Indebtedness and Third Priority Indebtedness, and any Lien or security interest in the Euro Collateral held by or for the benefit of the holders of Second Priority Indebtedness and Third Priority Indebtedness shall be in all respects and for all purposes junior to and subordinated to all Liens and security interests in the Euro Collateral held by or for the benefit of holders of First Priority Indebtedness; and (II) any security interest in any Euro Collateral heretofore or hereafter granted to secure any Obligations in respect of Second Priority Indebtedness pursuant to any Euro Security Document or otherwise has and, except as provided in Section 3(i), shall have priority, to
                                         -----------
the extent of any such unpaid Obligations under Second Priority Indebtedness, over any security interest in such Euro Collateral granted to secure any Obligations in respect of Third Priority Indebtedness, and any Lien or security interest in the Euro Collateral held by or for the benefit of the holders of Third Priority Indebtedness shall be in all respects and for all purposes junior to and subordinated to all Liens and security interests in the Euro Collateral held by or for the benefit of holders of Second Priority Indebtedness. With respect to the French Security Documents, notwithstanding that the Euro Collateral subject to the Lien thereunder (except for shares of Crown Euroco, which will be pledged exclusively for the benefit of the First Lien Indebtedness) secures the First Priority Indebtedness, Second Priority Indebtedness and Third Priority Indebtedness on a pari passu basis, such Lien shall be subject to the priorities described herein, including, without limitation, Section 4.
            ---------

     (e) The Euro Collateral Agent may at any time request directions from the Requisite Obligees with respect to the Euro Security Documents as to any course of action or other matter relating hereto or to any Euro Security Document.
Except  as set  forth in  Section  3(f)  below,  directions  given by  Requisite
                          -------------
Obligees to the Euro Collateral Agent hereunder shall be binding on all Euro Secured Parties for all purposes.

     (f) (i) Subject to the application of Proceeds (as defined below) pursuant to Section 4, (A) the Euro Collateral Agent may release the Lien of the Euro
   ---------
Security Documents against any portion or all of the Euro Collateral, to the extent approved by the Requisite Obligees and (B) the Euro Collateral Agent shall release the Lien of the Euro Security Documents against all of the Euro Collateral and terminate the Euro Security Documents after all First Priority Indebtedness and First Priority U.S. Obligations have been repaid in full and the First Priority Indebtedness Documents have been terminated;

provided,  however, that (I) no such release (other than (a) a release permitted
------------------
by Section 3(f)(ii) and (b) a release in connection with the  foreclosure,  sale
   ---------------
or disposition of Euro Collateral by the Euro Collateral Agent hereunder in connection with the enforcement of rights and exercise of remedies in respect of such Euro Collateral) of Euro Collateral that is not Additional Bank Collateral shall be effective against any Second Priority Agent or any holder of Second Priority Indebtedness if any Second Priority Agent or holder of Second Priority Indebtedness shall have delivered a notice to the Euro Collateral Agent not later than one Business Day prior to the date of release that a default or event of default shall have occurred and be continuing under any Second Priority Indebtedness Document as of the time of such proposed release, unless such Second Priority Agent consents to such release; and (II) no such release (other than (a) a release permitted by Section 3(f)(ii) and (b) a release in connection
                                ---------------
with the foreclosure, sale or disposition of Euro Collateral by the Euro Collateral Agent hereunder in connection with the enforcement of rights and exercise of remedies in respect of such Euro Collateral) shall be effective against any Third Priority Agent or any holder of Third Priority Indebtedness if any Third Priority Agent or any holder of Third Priority Indebtedness shall have delivered a notice to the Euro Collateral Agent not later than one Business Day prior to the date of release that a default or event of default shall have occurred and be continuing under any Third Priority Indebtedness Document as of the time of such release, unless such Third Priority Agent consents to such release.

     (ii) Subject to the application of Proceeds pursuant to Section 4, upon any
                                                             ---------
sale or other transfer of any Euro Collateral, or the sale or transfer of the Equity Interests of any Euro Pledgor resulting in such Euro Pledgor ceasing to be a Subsidiary, in each case, to any Person that is not a Euro Pledgor or Affiliate and such sale or transfer is not prohibited by, in the case Euro Collateral that is not Additional Bank Collateral, the Financing Documents, and in the case of Additional Bank Collateral, the Credit Agreement, the Lien of the Euro Security Documents on such Euro Collateral, or the Lien of the Euro Security Documents on the Euro Collateral owned by such Euro Pledgor, as applicable, shall be released without recourse or warranty; provided, that the
                                                              --------
Euro Collateral Agent may request, and shall be entitled to rely upon, an officers' certificate of such Euro Pledgor stating that such sale or transfer is not prohibited by the Financing Documents or the Credit Agreement, as applicable. In connection with such release, the Euro Collateral Agent shall execute and deliver to any Euro Pledgor, at such Euro Pledgor's expense, all documents that such Euro Pledgor shall reasonably request to evidence such termination or release.

     (iii)  Notwithstanding  anything to the contrary in this Section 3(f),  (x)
                                                              ------------
any release of Euro Collateral under the Euro Security Documents shall be a release of such Euro Collateral with respect to each Euro Secured Party and (y) if any Lien in any Euro Collateral (other than Additional Bank Collateral) previously released pursuant to Section 3(f)(i) is subsequently granted to any
                                 --------------
Euro Secured Party and such Lien does not otherwise comply with Section 4.11 of the Second Priority Notes Indenture and Secton 4.11 of the Third Priority Notes Indenture, such Lien must be granted to all Euro Secured Parties, subject to the relative priorities set forth in this Agreement.

     (g) Each Euro Secured Party agrees that no Euro Secured Party shall have any right to, and agrees that it shall not, take any action whatsoever to enforce any term or provision of any Euro Security Document or to enforce any of its rights in respect of the Euro Collateral (whether arising under any Financing Document, operation of law, statute or otherwise), it being understood that all rights and remedies under the Euro Security Documents shall be enforced and executed exclusively by the Euro Collateral Agent pursuant to this Agreement. Without limiting any of the foregoing, each Euro Secured Party irrevocably and unconditionally agrees that so long as any of the Obligations in respect of the Credit Documents and all Bank Related Debt Agreements have not been indefeasibly paid in full in cash without any refinancing thereof through the incurrence of indebtedness in any case under the Bankruptcy Law with respect to Crown Euroco or any of its subsidiaries, all other Euro Secured Parties shall not contest any request by the Bank Agent or Euro Collateral Agent for relief from any applicable Bankruptcy Law.

     In the event of any dissolution, winding-up, liquidation or reorganization of Crown Euroco or any of its subsidiaries (whether in bankruptcy, insolvency, administration or receivership proceedings, voluntary or involuntary, or upon a general assignment for the benefit of creditors or any other marshaling of the assets of Crown Euroco or any of its subsidiaries or any other similar remedy or otherwise) tending towards liquidation of the business and assets of Crown Euroco or any of its respective subsidiaries, if any Second Priority Agent or any Third Priority Agent do not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the Euro Collateral Agent shall have the right (but not the obligation) to file and is hereby authorized and empowered, and irrevocably appointed as attorney-in-fact, to file an appropriate claim for and on behalf of the holders of such indebtedness. In addition, in connection with any plan proposed by the Bank Agent that is consistent with the terms of this Agreement, each Second Priority Agent and Third Priority Agent agrees to vote its claim to approve such plan.

     Each Euro Secured Party (other than the U.K. Administrative Agent and the Euro Collateral Agent) agrees that (i) it will provide notices (such notices to be provided in writing and contemporaneously with any notice provided to Crown Euroco or any Euro Pledgor) to each other Euro Secured Party and the Euro Collateral Agent with respect to the acceleration of its respective indebtedness; provided, however, that the failure to give any such notice to the
              -----------------
other Euro Secured Party shall not affect the effectiveness of any notice given to Crown Euroco or any Euro Pledgor or the validity of this Agreement or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party; (ii) the Euro Secured Parties will not contest each other's security interest in and/or Liens granted for the benefit of any or all of the Euro Secured Parties in or on any or all of the property or assets of Crown Euroco and the Euro Pledgors and their respective subsidiaries (including, without limitation, in respect of the Liens of the Bank Agent and Lenders in the Additional Bank Collateral) or contest the validity of the documents governing their respective security interests and Liens or assert a claim inconsistent with the terms of this Agreement; and (iii) in a bankruptcy or insolvency proceeding, the Requisite Obligees may consent to the use of cash collateral in their sole discretion.

     Each Euro Secured Party waives any and all rights to (i) require the Euro Collateral Agent to marshal any property or assets of the Euro Pledgors or to resort to any of the property or assets of the Euro Pledgors in any particular order or manner and (ii) require the Euro Collateral Agent to enforce any guaranty or any security interest or Lien to secure the payment of any or all Obligations as a condition precedent or concurrent to taking any action against or with respect to the Euro Collateral.

     (h) It is understood and agreed that the Additional Bank Collateral shall only secure Obligations under First Priority Indebtedness and is for the benefit of the Bank Agent on behalf of the Lenders and any Bank Related Hedging Exchanger and any Bank Related Cash Management Exchanger. Each Euro Secured Party (other than the Bank Agent on behalf of the Lenders and agents under the Credit Agreement, any Bank Related Hedging Exchanger and any Bank Related Cash Management Exchanger) acknowledges and agrees that it has no Lien on the Additional Bank Collateral.

     (i) Notwithstanding any provision of the Euro Security Documents, for so long as any Existing Public Debt is outstanding and if any Euro Collateral constitutes Restricted Collateral thereunder, then such Euro Collateral shall not secure any Obligations constituting Exempted Indebtedness except to the extent that such Obligations constitute Restricted Secured Indebtedness.
Furthermore, if any Euro Collateral constitutes Intercompany Debt that is represented by a "security", as defined under the U.S. Securities Act of 1933, as amended (the "Securities Act"), then the amount realizable with respect to
                 ---------------
any single such security upon any exercise of remedies by the holders of Second Priority Indebtedness or Third Priority Indebtedness shall be limited to the amount necessary such that the issuer of such security shall not be required to prepare separate audited financial statements under the applicable rules or regulations of the United States Securities and Exchange Commission; provided, however, that this sentence shall not limit the Obligations secured or amount realizable under First Priority Indebtedness.

     (j) Notwithstanding anything to the contrary in this Agreement or the Euro Security Documents, if any Existing Public Debt is required to be secured by Principal Property or Restricted Securities (to the extent such Restricted Securities constitute Euro Collateral under the Euro Security Documents) due to the triggering of a negative pledge covenant in any indenture pursuant to which such Existing Public Debt is issued, the First Priority Indebtedness, the Second Priority Indebtedness and the Third Priority Indebtedness shall be secured equally and ratably (except in the case of Additional Bank Collateral which shall only secure First Priority Indebtedness) with such Existing Public Debt with respect to the Lien of such Existing Public Debt on such Principal Property or Restricted Securities to the extent such Restricted Securities constitute Euro Collateral under the Euro Security Documents for so long as such Existing Public Debt is so secured.

Section 4. Application of Proceeds.
           -----------------------

     (a) Any and all amounts actually received by the Euro Collateral Agent in connection with the enforcement of the Euro Security Documents, including the proceeds of any collection, sale or other disposition of the Euro Collateral or any portion thereof (collectively, "Proceeds") shall be applied promptly by the
                                     --------
Euro Collateral Agent, subject to the terms of the Global Participation Agreement, as follows:

     First , to the payment of the costs and  expenses of such sale,  collection
     -----
     or other realization, including reasonable compensation to the Euro Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Euro Collateral Agent in connection therewith and all amounts for which Euro Collateral Agent is entitled to indemnification hereunder, and to the payment of all costs and expenses paid or incurred by Euro Collateral Agent in connection with the exercise of any right or remedy hereunder;

     Second , to the  payment of the  Obligations  in respect of First  Priority
     ------
     Indebtedness (including any deposits into a collateral account for outstanding letters of credit under the Credit Agreement, provided that if such letters of credit expire without being fully drawn, then at that time, such excess amounts shall be applied as provided in this Section 4 to then outstanding Obligations in respect of First Priority Indebtedness) for the ratable benefit of the holders thereof;

     Third , only  after  indefeasible  payment  in full of all  Obligations  in
     -----
     respect of First Priority Indebtedness and the First Priority Indebtedness Documents have terminated and the letters of credit under the Credit Agreement canceled, to the payment of Obligations in respect of Second Priority Indebtedness for the ratable benefit of the holders thereof;

     Fourth , only  after  indefeasible  payment in full of all  Obligations  in
     ------
     respect of First Priority Indebtedness and Second Priority Indebtedness and the First Priority Indebtedness Documents and Second Priority Indebtedness Documents have terminated, to the payment of Obligations in respect of Third Priority Indebtedness for the ratable benefit of the holders thereof; and

     Fifth , after indefeasible payment in full of all Obligations in respect of
     -----
     First Priority Indebtedness, Second Priority Indebtedness and Third Priority Indebtedness, to the respective Euro Pledgor of such Euro Collateral or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds;

provided,  that if such Euro  Collateral is  Additional  Bank  Collateral,  such
--------
Proceeds shall not be applied to the payment of Obligations in respect of Second Priority Indebtedness or Third Priority Indebtedness.

Until Proceeds are so applied, the Euro Collateral Agent shall hold such Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

For the purposes of determining  ratable  amounts under this Section 4, the Euro
                                                             ---------
Collateral Agent will use the Dollar Equivalent at the time of determination of the First Priority Indebtedness, Second Priority Indebtedness and Third Priority Indebtedness outstanding.

     (b) (i) Any Proceeds received by the Euro Collateral Agent to be distributed under Section 4(a) to payment of the Obligations in respect of First
                  -----------
Priority Indebtedness shall be applied so that each Euro Secured Party with respect thereto that is then secured by the Euro Collateral giving rise to such Proceeds shall receive payment of the same proportionate amount of all such Obligations, (ii) any Proceeds received by the Euro Collateral Agent to be distributed under Section 4(a) to payment of the Obligations in respect of
                    -------------
Second Priority Indebtedness shall be applied so that each Euro Secured Party with respect thereto that is then secured by the Euro Collateral giving rise to such Proceeds shall receive payment of the same proportionate amount of all such Obligations and (iii) any Proceeds received by the Euro Collateral Agent to be distributed under Section 4(a) to payment of the Obligations in respect of Third
                  -----------
Priority Indebtedness shall be applied so that each Euro Secured Party with respect thereto that is then secured by the Euro Collateral giving rise to such Proceeds shall receive payment of the same proportionate amount of all such Obligations. For purposes of determining the proportionate amounts of all Obligations in respect of First Priority Indebtedness when Proceeds are to be distributed under this Section 4, the amount of the outstanding Obligations
                         ---------
under the First Priority Indebtedness Documents, respectively, shall be deemed to be the principal (including the face amount of outstanding letters of credit) and interest then due and payable under the First Priority Indebtedness plus any other fees, indemnities and costs then due and payable under the First Priority Indebtedness Documents (it being agreed that the amount of the outstanding Bank Related Hedging Obligations and Bank Related Cash Management Obligations of any Bank Related Hedging Exchanger or Bank Related Cash Management Exchanger shall be deemed to be the amount of Crown Euroco's or any of its subsidiaries' obligations then due and payable

(exclusive of expenses or similar liabilities but including any early termination payments then due) under the applicable Bank Related Hedging Agreements or Bank Related Cash Management Agreements). For purposes of determining the proportionate amounts of all Obligations in respect of Second Priority Indebtedness when Proceeds are to be distributed under this Section 4,
                                                                      ---------
the amount of the outstanding Obligations in respect of the Second Priority Indebtedness shall be deemed to be the principal and interest then due and payable under the Second Priority Indebtedness Documents, plus any other fees, indemnities and costs then due and payable under the Second Priority Indebtedness Documents. For purposes of determining the proportionate amounts of all Obligations in respect of Third Priority Indebtedness when Proceeds are to be distributed under this Section 4, the amount of the outstanding Obligations
                           ---------
in  respect  of the  Third  Priority  Indebtedness  shall  be  deemed  to be the principal and interest then due and payable under the Third Priority Indebtedness Documents, plus any other fees, indemnities and costs then due and payable under the Third Priority Indebtedness Documents.

     (c) Payments by the Euro Collateral Agent on account of Proceeds received by Euro Collateral Agent in respect of the Obligations under the Credit Agreement shall be made to the Bank Agent for distribution by the Bank Agent to the Lenders and other Euro Secured Parties under the Credit Agreement in accordance with the Credit Agreement and as follows: (i) any payments in respect of Bank Related Hedging Obligations and Bank Related Cash Management Obligations shall be made as directed by the Bank Related Hedging Exchanger or Bank Related Cash Management Exchanger to which such Bank Related Hedging Obligations or Bank Related Cash Management Obligations are owed; and (ii) any payments in respect of loans or outstanding letters of credit made to or on behalf of Crown Euroco under the Credit Agreement shall be paid to the Bank Agent for the benefit of the Lenders and other Euro Secured Parties under the Credit Agreement. All other payments on account of Proceeds received by Euro Collateral Agent in respect of all other Obligations in respect of Second Priority Indebtedness and Third Priority Indebtedness shall be paid to the Second Priority Agents and the Third Priority Agents, as applicable, on behalf of the holders of such indebtedness.

Section 5. Certain Provisions  Regarding Second Priority  Indebtedness and Third
           ---------------------------------------------------------------------
Priority Indebtedness.
---------------------

     (a) This Section 5 shall apply to Second  Priority  Indebtedness  and Third
              ---------
Priority Indebtedness in relation to First Priority Indebtedness at any time that Obligations under First Priority Indebtedness are outstanding.

     (b) In the event any Proceeds of Euro Collateral are received by any Second Priority Agent or any holder of Second Priority Indebtedness or any Third
Priority Agent or any holder of Third Priority Indebtedness other than as expressly permitted by the terms of this Agreement, such Proceeds shall be received by such Person in trust for the benefit of the Bank Agent and the holders of First Priority Indebtedness and such Person shall promptly turn over such proceeds to the Euro Collateral Agent (in the same form as received, with any necessary non-recourse endorsement), for application (in the case of cash) to, or as Euro Collateral (in the case of non-cash property or securities) for, the payment or prepayment of the First Priority Indebtedness remaining unpaid to the extent necessary to pay such First Priority Indebtedness in full in accordance with its terms. In the event any Second Priority Agent or any holder of Second Priority Indebtedness or any Third Priority Agent or any holder of Third Priority Indebtedness fails to provide any endorsement, as contemplated by the preceding sentences, the Euro Collateral Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).

     (c) Each Second Priority Agent and each holder of Second Priority Indebtedness and each Third Priority Agent and each holder of Third Priority Indebtedness hereby waives all rights of subrogation to the claims of the First Priority Agents and holders of First Priority Indebtedness against Crown Holdings or any of its subsidiaries, and waives all rights of recourse to any security for any First Priority Indebtedness, until such time as all First Priority Indebtedness shall have been indefeasibly paid in full in cash and the First Priority Indebtedness Documents and all commitments thereunder shall have terminated pursuant to the respective terms and provisions thereof; provided
                                                                        --------
that  if  any  payment  to the  Bank  Agent  or any  holder  of  First  Priority
Indebtedness is rescinded as a result of a proceeding or otherwise, the subrogation of each Second Priority Agent and each holder of Second Priority Indebtedness and each Third Priority Agent and each holder of Third Priority Indebtedness as provided herein shall likewise be rescinded until all of the First Priority Indebtedness is indefeasibly paid in full in cash.

     (d) No right of the Euro Collateral Agent or the Bank Agent or holder of First Priority Indebtedness to enforce the subordination of the Liens on Euro Collateral securing all or any part of the Second Priority Indebtedness and Third Priority Indebtedness shall be impaired by any act or failure to act by Crown SNC, Crown Euroco or any of their subsidiaries or by its failure to comply with this Agreement. Without limiting the generality of the foregoing, the rights of the Euro Collateral Agent and the Bank Agent and holders of First Priority Indebtedness under this Agreement shall remain in full force and effect without regard to, and shall not be impaired by: (i) any act or failure to act of Crown SNC, Crown Euroco or any of their subsidiaries, Bank Agent or holder of First Priority Indebtedness, or any noncompliance by Crown SNC, Crown Euroco or any of their subsidiaries, Bank Agent or holder of First Priority Indebtedness with any agreement or obligation, regardless of any knowledge thereof which the Euro Collateral Agent or the Bank Agent or holder of First Priority Indebtedness may have or with which the Euro Collateral Agent or the Bank Agent or holder of First Priority Indebtedness may be charged, (ii) the validity or enforceability of any of the First Priority Indebtedness Documents or of the Lien created by the Euro Security Documents or the avoidance of the First Priority Indebtedness or such Lien under the Bankruptcy Law or other applicable law (and all of the provisions of this Agreement shall be applied as though there was no such invalidity or avoidance), (iii) any extension or indulgence in respect of any payment or prepayment of the First Priority Indebtedness or any part thereof or in respect of any other amount payable to the Euro Collateral Agent or the Bank Agent or holder of First Priority Indebtedness,

(iv) any amendment, modification or waiver of any of the terms of the First Priority Indebtedness Documents or the Second Priority Indebtedness Documents or the Third Priority Indebtedness Documents, (v) any exercise, delayed exercise or non-exercise by the Euro Collateral Agent or the Bank Agent or holder of First Priority Indebtedness of any right, power, privilege or remedy under or in respect of any First Priority Indebtedness, the Euro Collateral or this Agreement, (vi) any other action of the Euro Collateral Agent or the Bank Agent or holder of First Priority Indebtedness permitted under the First Priority Indebtedness Documents or this Agreement or (vii) the absence of any notice to, or knowledge by, any Second Priority Agent or holder of Second Priority Indebtedness or any Third Priority Agent or any holder of Third Priority Indebtedness of the existence, creation or non-payment of all or any part of the First Priority Indebtedness, or the occurrence of any of the matters or events set forth in the foregoing clauses (i) through (vii), except as such notice shall be specifically required pursuant to the terms thereof.

     (e) All of the First Priority Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement and each Second Priority Agent and each holder of Second Priority Indebtedness and each Third Priority Agent and each holder of Third Priority Indebtedness expressly waives (i) notice of acceptance by the Euro Collateral Agent or the Bank Agent or holder of First Priority Indebtedness of this Agreement, (ii) notice of the existence or creation or non-payment of all or any part of the First Priority Indebtedness,
(iii) all diligence in collection or protection of or realization upon all or any part of the First Priority Indebtedness or any security therefor and any requirement that the Euro Collateral Agent or the Bank Agent or holder of First Priority Indebtedness protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against Crown SNC, Crown Euroco or any of their subsidiaries or any other Person or any such property, and (iv) promptness, diligence, notice of acceptance and any other notice with respect to any of the First Priority Indebtedness.

     (f) Each Second Priority Agent and holder of Second Priority Indebtedness and each Third Priority Agent and holder of Third Priority Indebtedness agrees and consents that the Bank Agent and each holder of First Priority Indebtedness may, at any time and from time to time, in their sole discretion, without the consent of or notice to the Second Priority Agent or the holders of Second Priority Indebtedness or any Third Priority Agent or any holder of Third Priority Indebtedness (except to the extent such notice is specifically required pursuant to the provisions of this Agreement), without incurring responsibility to any Second Priority Agent or holder of Second Priority Indebtedness or any Third Priority Agent or any holder of Third Priority Indebtedness, and without impairing or releasing the subordination provided for herein or the obligations of any Second Priority Agent or holder of Second Priority Indebtedness or any Third Priority Agent or any holder of Third Priority Indebtedness to the Bank Agent or holder of First Priority Indebtedness hereunder, amend, restate, supplement or otherwise modify the First Priority Indebtedness Documents in any way whatsoever, including, without limitation, the following: (i) shorten the final maturity of all or any part of the First Priority Indebtedness,

(ii) modify the amortization of the principal amount of all or any part of the First Priority Indebtedness, (iii) increase the principal amount of the First Priority Indebtedness, or otherwise provide for additional advances, (iv) raise the standard or default per annum interest rates applicable to all or any part of the First Priority Indebtedness, (v) impose any additional fees or penalties upon Crown SNC, Crown Euroco or any of their subsidiaries or increase the amount of or rate for any fees or penalties provided for in the First Priority Indebtedness Documents, (vi) retain or obtain a Lien on any property to secure any of the First Priority Indebtedness, (vii) enter into new First Priority Indebtedness Documents with Crown SNC, Crown Euroco or any of their subsidiaries, (viii) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, all or any of the First Priority Indebtedness or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the First Priority Indebtedness or any of the First Priority Indebtedness Documents,
(ix) retain or obtain the primary or secondary obligation of any other Person with respect to any of the First Priority Indebtedness, (x) release any Person liable in any manner under or in respect of First Priority Indebtedness or release or compromise any obligation of any nature of any Person with respect to any of the First Priority Indebtedness, (xi) sell, exchange, not perfect or otherwise deal with any property at any time pledged, assigned or mortgaged to secure or otherwise securing, all or any part of the First Priority Indebtedness, (xii) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any First Priority Indebtedness, or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such property, (xiii) amend, or grant any waiver or release with respect to, or consent to any departure from, any guaranty for all or any of the First Priority Indebtedness, (xiv) exercise or refrain from exercising any rights or remedies against and release from obligations of any type, Crown SNC, Crown Euroco or any of their subsidiaries or any other Person, (xv) apply any sums from time to time received to the First Priority Indebtedness in such manner such as such Person shall determine and (xvi) otherwise manage and supervise the First Priority Indebtedness in accordance with such Person's usual practices, modified from time to time as such Person deems appropriate under the circumstances.

Section  6.  Certain   Provisions   Regarding   Third   Priority   Indebtedness.
             ------------------------------------------------------------------

     (a) This Section shall apply to Third Priority Indebtedness in relation to Second Priority Indebtedness at any time that Obligations under Second Priority Indebtedness are outstanding while all Obligations under First Priority
Indebtedness have been indefeasibly repaid in full and all First Priority Indebtedness Documents have been terminated and the letters of credit under the Credit Agreement have been cancelled.

     (b) In the event any Proceeds of Euro Collateral are received by any Third Priority Agent or any holder of Third Priority Indebtedness other than as expressly permitted by the terms of this Agreement, such Proceeds shall be received by such Person in trust for the benefit of the Second Priority Agents and the holders of Second Priority Indebtedness and such Person shall promptly turn over such proceeds to the Euro Collateral Agent

(in the same form as received, with any necessary non-recourse endorsement), for application (in the case of cash) to, or as Euro Collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Second Priority Indebtedness remaining unpaid to the extent necessary to pay such Second Priority Indebtedness in full in accordance with its terms. In the event any Third Priority Agent or any holder of Third Priority Indebtedness fails to provide any endorsement, as contemplated by the preceding sentences, the Euro Collateral Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).

     (c) Each Third Priority Agent and each holder of Third Priority Indebtedness hereby waives all rights of subrogation to the claims of the Second Priority Agents and holders of Second Priority Indebtedness against Crown Holdings or any of its subsidiaries, and waives all rights of recourse to any security for any Second Priority Indebtedness, until such time as all Second Priority Indebtedness shall have been indefeasibly paid in full in cash and the Second Priority Indebtedness Documents shall have terminated pursuant to the respective terms and provisions thereof; provided that if any payment to the
                                             --------
Second Priority Agents or any holder of Second Priority Indebtedness is rescinded as a result of a proceeding or otherwise, the subrogation of each Third Priority Agent and each holder of Third Priority Indebtedness as provided herein shall likewise be rescinded until all of the Second Priority Indebtedness is indefeasibly paid in full in cash.

     (d) No right of the Euro Collateral Agent or any Second Priority Agent or holder of Second Priority Indebtedness to enforce the subordination of the Liens on Euro Collateral securing all or any part of the Third Priority Indebtedness shall be impaired by any act or failure to act by Crown SNC, Crown Euroco or any of their subsidiaries or by its failure to comply with this Agreement. Without limiting the generality of the foregoing, the rights of the Euro Collateral Agent and the Second Priority Agents and holders of Second Priority Indebtedness under this Agreement shall remain in full force and effect without regard to, and shall not be impaired by: (i) any act or failure to act of Crown SNC, Crown Euroco or any of their subsidiaries, Second Priority Agent or holder of Second Priority Indebtedness, or any noncompliance by Crown SNC, Crown Euroco or any of their subsidiaries, Second Priority Agent or holder of Second Priority Indebtedness with any agreement or obligation, regardless of any knowledge thereof which the Euro Collateral Agent or Second Priority Agent or holder of Second Priority Indebtedness may have or with which the Euro Collateral Agent or any Second Priority Agent or holder of Second Priority Indebtedness may be charged, (ii) the validity or enforceability of any of the Second Priority Indebtedness Documents or the Lien created by the Euro Security Documents or the avoidance of Second Priority Indebtedness or such Lien under the Bankruptcy Law or other applicable law (and all of the provisions of this Agreement shall be applied as though there was no such invalidity or avoidance), (iii) any extension or indulgence in respect of any payment or prepayment of the Second Priority Indebtedness or any part thereof or in respect of any other amount payable to the Euro Collateral Agent or any Second Priority Agent or holder of Second Priority Indebtedness,

(iv) any amendment, modification or waiver of any of the terms of the Second Priority Indebtedness Documents or the Third Priority Indebtedness Documents,
(v) any exercise, delayed exercise or non-exercise by the Euro Collateral Agent or any Second Priority Agent or holder of Second Priority Indebtedness of any right, power, privilege or remedy under or in respect of any Second Priority Indebtedness, the Euro Collateral or this Agreement, (vi) any other action of the Euro Collateral Agent or any Second Priority Agent or holder of Second Priority Indebtedness permitted under the Second Priority Indebtedness Documents or this Agreement or (vii) the absence of any notice to, or knowledge by, any Third Priority Agent or holder of Third Priority Indebtedness of the existence, creation or non-payment of all or any part of the Second Priority Indebtedness, or the occurrence of any of the matters or events set forth in the foregoing clauses (i) through (vii), except as such notice shall be specifically required pursuant to the terms thereof.

     (e) All of the Second Priority Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement and each Third Priority Agent and each holder of Third Priority Indebtedness expressly waives (i) notice of acceptance by the Euro Collateral Agent or any Second Priority Agent or holder of Second Priority Indebtedness of this Agreement, (ii) notice of the existence or creation or non-payment of all or any part of the Second Priority Indebtedness, (iii) all diligence in collection or protection of or realization upon all or any part of the Second Priority Indebtedness or any security therefor and any requirement that the Euro Collateral Agent or any Second Priority Agent or holder of Second Priority Indebtedness protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against Crown SNC, Crown Euroco or any of their subsidiaries or any other Person or any such property, and (iv) promptness, diligence, notice of acceptance and any other notice with respect to any of the Second Priority Indebtedness.

     (f) Each Third Priority Agent and holder of Third Priority Indebtedness agrees and consents that each Second Priority Agent and each holder of Second Priority Indebtedness may, at any time and from time to time, in their sole discretion, without the consent of or notice to any Third Priority Agent or holders of Third Priority Indebtedness (except to the extent such notice is specifically required pursuant to the provisions of this Agreement), without incurring responsibility to any Third Priority Agent or holder of Third Priority Indebtedness, and without impairing or releasing the subordination provided for herein or the obligations of any Third Priority Agent or holder of Third Priority Indebtedness to any Second Priority Agent or holder of Second Priority Indebtedness hereunder, amend, restate, supplement or otherwise modify the Second Priority Indebtedness Documents in any way whatsoever, including, without limitation, the following: (i) shorten the final maturity of all or any part of the Second Priority Indebtedness, (ii) modify the amortization of the principal amount of all or any part of the Second Priority Indebtedness, (iii) increase the principal amount of the Second Priority Indebtedness, or otherwise provide for additional advances, (iv) raise the standard or default per annum interest rates applicable to all or any part of the Second Priority Indebtedness,

(v) impose any additional fees or penalties upon Crown SNC, Crown Euroco or any of their subsidiaries or increase the amount of or rate for any fees or penalties provided for in the Second Priority Indebtedness Documents, (vi) retain or obtain a Lien on any property to secure any of the Second Priority Indebtedness, (vii) enter into new Second Priority Indebtedness Documents with Crown SNC, Crown Euroco or any of their subsidiaries, (viii) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, all or any of the Second Priority Indebtedness or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Second Priority Indebtedness or any of the Second Priority Indebtedness Documents, (ix) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Second Priority Indebtedness, (x) release any Person liable in any manner under or in respect of Second Priority Indebtedness or release or compromise any obligation of any nature of any Person with respect to any of the Second Priority Indebtedness, (xi) sell, exchange, not perfect or otherwise deal with any property at any time pledged, assigned or mortgaged to secure or otherwise securing, all or any part of the Second Priority Indebtedness, (xii) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any Second Priority Indebtedness, or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such property, (xiii) amend, or grant any waiver or release with respect to, or consent to any departure from, any guaranty for all or any of the Second Priority Indebtedness, (xiv) exercise or refrain from exercising any rights or remedies against and release from obligations of any type, Crown SNC, Crown Euroco or any of their subsidiaries or any other Person, (xv) apply any sums from time to time received to the Second Priority Indebtedness in such manner such as such Person shall determine and
(xvi) otherwise manage and supervise the Second Priority Indebtedness in accordance with such Person's usual practices, modified from time to time as such Person deems appropriate under the circumstances.

Section 7. Information.
           -----------

     In the event the Euro Collateral Agent proceeds to foreclose upon, collect, sell or otherwise dispose of or take any other action with respect to the Euro Collateral, or any portion thereof, or to enforce any Euro Security Document, or proposes to take any other action pursuant to this Agreement or requests instructions from the Euro Secured Parties as provided herein, upon the request of the Euro Collateral Agent, each of the following Euro Secured Parties agrees to provide promptly to the Euro Collateral Agent the following information:

          (a) The Bank Agent on behalf of the Lenders and agents under the Credit Agreement, by executing this Agreement, agrees to promptly from time to time notify the Euro Collateral Agent of (i) the aggregate amount of principal of and interest on the Obligations and any fees or other amounts owing under the Credit Agreement and the amount of outstanding letters of credit under the Credit Agreement as at such date and the amount, if any, then due and payable under the Credit Agreement as the Euro Collateral Agent may specify, (ii) the current commitment of each Lender under the Credit Agreement, and (iii) any payment received by the Bank Agent to be applied to the principal of or interest on the amounts due under the Credit Agreement or any fees or other amounts owing under the Credit Agreement. The Bank Agent shall certify as to such amounts and the Euro Collateral Agent shall be entitled to rely conclusively upon such certification.

          (b) Each Bank Related Hedging Exchanger party to a Bank Related Hedging Agreement benefited by this Agreement, by signing an acknowledgment to this Agreement, agrees to promptly from time to time notify the Euro Collateral Agent of (i) the notional amount under such Bank Related Hedging Agreement and the amount payable by Crown Euroco or any of its subsidiaries upon early termination of such Bank Related Hedging Agreement at the date of termination as fixed by such Bank Related Hedging Agreement and (ii) any payment received by such Bank Related Hedging Exchanger to be applied to amounts due upon early termination of such Bank Related Hedging Agreement. Such Bank Related Hedging Exchanger shall certify as to such amounts and the Euro Collateral Agent shall be entitled to rely conclusively upon such certification.

          (c) Each Bank Related Cash Management Exchanger party to a Bank Related Cash Management Agreement benefited by this Agreement, by signing an acknowledgment to this Agreement, agrees to promptly from time to time notify the Euro Collateral Agent of (i) the notional amount under such Bank Related Cash Management Agreement and the amount payable by Crown Holdings or any of its subsidiaries upon early termination of such Bank Related Cash Management Agreement at the date of termination as fixed by such Bank Related Cash Management Agreement and (ii) any payment received by such Bank Related Cash Management Exchanger to be applied to amounts due upon early termination of such Bank Related Cash Management Agreement. Such Bank Related Cash Management Exchanger shall certify as to such amounts and the Euro Collateral Agent shall be entitled to rely conclusively upon such certification.

          (d) Upon written request from the Euro Collateral Agent, the Second Priority Notes Trustee, by executing this Agreement, agrees to promptly notify the Euro Collateral Agent of (i) the aggregate amount of principal and interest outstanding and other amounts owing with respect to the Second Priority Notes under the Second Priority Notes Documents and the amount, if any, then due and payable under such Second Priority Notes and Second Priority Notes Documents, as at such date as the Euro Collateral Agent may specify and (ii) any payment received by such Second Priority Notes Trustee to be applied to the principal of or interest on the amounts due with respect to the Second Priority Notes and Second Priority Notes Documents. The Second Priority Notes Trustee shall certify as to such amounts and the Euro Collateral Agent shall be entitled to rely conclusively upon such certification.

          (e) Upon written request from the Euro Collateral Agent, the Third Priority Notes Trustee, by executing this Agreement, agrees to promptly notify the Euro Collateral Agent of (i) the aggregate amount of principal and interest outstanding and other amounts owing with respect to the Third Priority Notes under the Third Priority Notes Documents and the amount, if any, then due and payable under such Third Priority Notes and Third Priority Notes Documents, as at such date as the Euro Collateral Agent may specify and (ii) any payment received by such Third Priority Notes Trustee to be applied to the principal of or interest on the amounts due with respect to the Third Priority Notes and Third Priority Notes Documents. The Third Priority Notes Trustee shall certify as to such amounts and the Euro Collateral Agent shall be entitled to rely conclusively upon such certification.

          (f) Each Additional Second Priority Indebtedness Representative with respect to the Additional Second Priority Indebtedness benefited by this Agreement, by signing an acknowledgment to this Agreement, agrees to promptly from time to time notify the Euro Collateral Agent of (i) the aggregate amount of principal and interest outstanding and other amounts owing under the applicable Additional Second Priority Indebtedness Documents and the amount, if any, then due and payable under such
     Additional Second Priority Indebtedness, as at such date as the Euro Collateral Agent may specify and (ii) any payment received by such Additional Second Priority Indebtedness Representative to be applied to the principal of or interest on the amounts due with respect to such Additional Second Priority Indebtedness and such Additional Second Priority Indebtedness Documents. The Additional Second Priority Indebtedness Representative shall certify as to such amounts and the Euro Collateral Agent shall be entitled to rely conclusively upon such certification.

          (g) Each Additional Third Priority Indebtedness Representative with respect to Additional Third Priority Indebtedness benefited by this Agreement, by signing an acknowledgment to this Agreement, agrees to promptly from time to time notify the Euro Collateral Agent of (i) the aggregate amount of principal and interest outstanding and other amounts owing under the applicable Additional Third Priority Indebtedness Documents and the amount, if any, then due and payable under such Additional Third Priority Indebtedness Documents, as at such date as the Euro Collateral Agent may specify and (ii) any payment received by such Additional Third Priority Indebtedness Representative to be applied to the principal of or interest on the amounts due with respect to such Additional Third Priority Indebtedness and such Additional Third Priority Indebtedness Documents. The Additional Third Priority Indebtedness Representative shall certify as to such amounts and the Euro Collateral Agent shall be entitled to rely conclusively upon such certification.

Section  8. Bank  Related  Hedging  Agreements;  Bank  Related  Cash  Management
            --------------------------------------------------------------------
Agreements;  Additional Second Priority Indebtedness Documents; Additional Third
--------------------------------------------------------------------------------
Priority Indebtedness Documents.
-------------------------------

     (a) Each Bank Related Hedging Exchanger and Bank Related Cash Management Exchanger may cause Bank Related Hedging Obligations and Bank Related Cash Management Obligations to be secured by the Euro Security Documents by executing an acknowledgment in the form contained on the signature pages hereof, and by delivering such executed acknowledgment to the Euro Collateral Agent, by which such Bank Related Hedging Exchanger and Bank Related Cash Management Exchanger agrees to be bound by the terms of this Agreement.

     (b) Each Additional Second Priority Indebtedness Representative, on behalf of itself and all holders of such Additional Second Priority Indebtedness, may cause such Additional Second Priority Indebtedness to be secured by the Euro Security Documents by causing their Additional Second Priority Indebtedness Representative to execute an acknowledgment in the form contained on the signature pages hereof, and by delivering such executed acknowledgment to the Euro Collateral Agent, by which such Additional Second Priority Indebtedness Representative agrees, on behalf of itself and all holders of such Additional Second Priority Indebtedness, to be bound by the terms of this Agreement.

     (c) Each Additional Third Priority Indebtedness Representative, on behalf of itself and all holders of such Additional Third Priority Indebtedness, may cause such Additional Third Priority Indebtedness to be secured by the Euro Security Documents by causing their Additional Third Priority Indebtedness Representative to execute an acknowledgment in the form contained on the signature pages hereof and by delivering such executed acknowledgment to the Euro Collateral Agent, by which such Additional Third Priority Indebtedness Representative agrees, on behalf of itself and all holders of such Additional Third Priority Indebtedness, to be bound by the terms of this Agreement.

Section 9. Disclaimers, Indemnity, Etc.
           ---------------------------

     (a) By becoming a party to this Agreement, each Euro Secured Party acknowledges that the Euro Collateral Agent shall not be the trustee of any Euro Secured Party. The Euro Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or the Euro Security Documents, and the Euro Collateral Agent shall not by reason of this Agreement or the Euro Security Documents be a trustee for any Euro Secured Party or have any other fiduciary obligation to any Euro Secured Party (including any obligation under the Trust Indenture Act of 1939, as amended). The Euro Collateral Agent shall not be responsible to any Euro Secured Party for any recitals, statements, representations or warranties contained in this Agreement or any Financing Document or in any certificate or other document referred to or provided for in, or received by any of them under, any of the Financing
Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Financing Documents or any other document referred to or provided for therein or any Lien under the Euro Security Documents or the perfection or priority of any such Lien or for any failure by any other party to perform any of its respective obligations under any of the Financing Documents. The Euro Collateral Agent may employ agents and sub-collateral agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Euro Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith (including as mandataire for purposes of the fifth paragraph of subsection 3(a)), except for actions that are finally judicially determined to have resulted from its or their own gross negligence or willful misconduct.

     (b) The Euro Collateral Agent shall be entitled to request and rely upon any certification, notice or other communication (including any thereof by telex, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel (including counsel to Crown Euroco or any of its subsidiaries), independent accountants and other experts selected by the Euro Collateral Agent and shall in all cases be fully protected in acting or refraining from acting so upon. Without limiting any rights of the Euro Collateral Agent hereunder, the Euro Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Requisite Obligees, and such instructions of Requisite Obligees, and any action taken or failure to act pursuant thereto, shall be binding on all of the Euro Secured Parties.

     (c) Each of Crown Euroco and each Euro Pledgor (collectively, the "Indemnifying Parties") agrees, jointly and severally, to indemnify the Euro
 ---------------------
Collateral Agent for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Euro Collateral Agent (including as mandataire for purposes of the fifth paragraph of subsection 3(a)) in any way relating to or arising out of any of this Agreement, the Euro Security Documents, the Financing Documents or any other documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms of any thereof; provided, however, that no such Indemnifying Party shall be liable for any of
------------------
the foregoing to the extent they are finally judicially determined to have resulted from the gross negligence or willful misconduct of the Euro Collateral Agent.

     (d) Except for action expressly required of the Euro Collateral Agent hereunder, the Euro Collateral Agent shall, notwithstanding anything to the contrary in Section 9(c) hereof, in all cases be fully justified in failing or refusing to act hereunder or under the Euro Security Documents (including as mandataire for purposes of the fifth paragraph of subsection 3(a)) unless it shall be further indemnified to its satisfaction by the Euro Secured Parties (or the lenders or holders represented thereby) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     (e) Except as expressly provided herein and in the Euro Security Documents, the Euro Collateral Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Euro Collateral. The Euro Collateral Agent shall incur no liability to any Euro Secured Party as a result of any sale of any Euro Collateral at any private sale.

     (f) (i) The Euro Collateral Agent may resign at any time by giving at least 5 days' notice thereof to the Euro Secured Parties (such resignation to take effect as hereinafter provided) and the Euro Collateral Agent may be removed as Euro Collateral Agent at any time by Requisite Obligees. In the event of such resignation or removal of the Euro Collateral Agent, Requisite Obligees shall thereupon have the right to appoint a successor Euro Collateral Agent. If no successor Euro Collateral Agent shall have been so appointed by Requisite Obligees and shall have accepted such appointment within 30 days after the notice of the intent of the Euro Collateral Agent to resign, then the retiring Euro Collateral Agent may, on behalf of the other Euro Secured Parties, appoint a successor Euro Collateral Agent. Any successor Euro Collateral Agent appointed pursuant to this clause (f)(i) shall be a commercial bank organized under the
                 ------------
laws of a member state of the European Union and having a combined capital and surplus of at least (euro)500,000,000.

     (ii) Upon the acceptance of any appointment as Euro Collateral Agent hereunder by a successor Euro Collateral Agent, such successor Euro Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Euro Collateral Agent, and the retiring or removed Euro Collateral Agent shall thereupon be discharged from its duties and obligations hereunder and under the Global Participation Agreement and the Euro Security Documents. After any retiring or removed Euro Collateral Agent's resignation or removal hereunder as Euro Collateral Agent, the provisions of this Section 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Euro Collateral Agent.

     (iii) In no event shall the Euro Collateral Agent or any Euro Secured Party be liable or responsible for any funds or investments of funds held by any Euro Pledgor or any affiliates thereof.

     (g) Each of the Euro Secured Parties understands and acknowledges that the Euro Collateral Agent and its Affiliates may also hold indebtedness of Crown Holdings or any of its subsidiaries, be an agent under any of the Financing
Documents and act in other financial advisory or underwriting capacities on behalf of Crown Holdings or any of its subsidiaries, and waives any actual or potential conflict of interest resulting therefrom.

Section 10. Intercompany Debt.
            -----------------

     (a) If an Event of Default has occurred and is continuing:

          (i) No Euro Pledgor will, and each Euro Pledgor will procure that none of its subsidiaries will, make any payment or distribution of any kind whatsoever in respect or on account of Intercompany Debt; and

          (ii) no Euro Pledgor will, and each Euro Pledgor will procure that none of its subsidiaries will, create or permit to subsist, any lien over any asset of the Euro Borrower or any or its subsidiaries or give or permit to subsist any guarantee in respect of any part of Intercompany Debt, in each case without the prior written consent of the Bank Agent.

     (b) Prior to the date that all Obligations are repaid in full, no Euro Pledgor may, and each Euro Pledgor will procure that none of its Subsidiaries may, take Enforcement Action in relation to Intercompany Debt without the prior written consent of the Euro Collateral Agent. If, however, an Event of Default has occurred, no Euro Pledgor will, and each Euro Pledgor will procure that none of its Subsidiaries will, take such Enforcement Action in relation to the Intercompany Debt as it is directed by the Bank Agent to take.

     (c) If at any time prior to the date that all Obligations are repaid in full:

          (i) any Intercompany Creditor receives or recovers a payment or distribution of any kind whatsoever in respect of or on account of any Intercompany Debt which is not permitted by paragraph (a); or

          (ii) any Intercompany Creditor receives or recovers proceeds pursuant to any Enforcement Action;

the recipient or beneficiary of such payment, distribution, set-off or combination will (and if the recipient or beneficiary is not a party to this Agreement the relevant Euro Pledgor which is its parent company will procure that it will) promptly pay all amounts received and distributions received to the Euro Collateral Agent for application under Section 4 and, pending such payment or handover, will hold these amounts and distributions in trust for the Euro Collateral Agent.

     (d) The Intercompany  Creditors will not in any circumstances  described in
Section 10 be subrogated to the rights of the Secured Parties or any Liens arising under the Euro Security Documents.

Section 11. Miscellaneous.
            -------------

     (a) All notices and other communications provided for herein shall be in writing and may be personally served, telecopied, e-mailed or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or e-mail or four Business Days after deposit in the mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 11(a)) shall be as set
                                                 --------------
forth under each party's name on the signature pages (including acknowledgments) hereof.

     (b) This Agreement may be modified or waived only by an instrument or instruments in writing signed by the Euro Collateral Agent with the written consent of Requisite Obligees, except that any modification or waiver (i) adversely affecting a Euro Secured Party's rights under Section 3(f)(i) or
                                                             ---------------
Section 4 hereof or (ii) that by its  terms has a  disproportionate  (i.e.,  not
---------                                                             ----
ratable) adverse effect on any Secured Party (as opposed to all Secured Parties), in each case, shall require the written consent of the agent or representative representing such Euro Secured Party; provided, however, that,
                                                       ------------------
notwithstanding the foregoing, the written consent of the Euro Secured Parties shall not be required with respect to amendments, modifications or waivers necessary to permit the incurrence of additional indebtedness secured by the Euro Collateral and entitled to the benefits of the Euro Security Documents insofar as the foregoing is not prohibited by the Financing Documents benefiting such Euro Secured Party, including for the purposes of providing any successor or replacement credit agreement or bank facility to the Credit Agreement and for the administrative agent of such successor or replacement credit agreement or bank facility becoming a party to this Agreement as Bank Agent(s), and including without limitation any amendments, modifications or waivers for the purpose of adding appropriate references to additional parties in, and according such parties the benefits of, any of the provisions hereof in connection with the incurrence of such indebtedness; provided, further, that any modification or
                                   ------------------
waiver to this Agreement that directly and adversely affects Crown Euroco or any of its subsidiaries shall require the written consent of Crown Euroco.

     (c) This Agreement shall be binding upon and inure to the benefit of the Euro Collateral Agent, each Euro Secured Party and their respective successors and assigns.

     (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     (e) This Agreement shall become effective as to the Bank Agent, the Second Priority Notes Trustee and the Third Priority Notes Trustee listed on the signature pages hereof and the Euro Collateral Agent upon the execution of this Agreement by each of the Bank Agent, Second Priority Notes Trustee and the Third Priority Notes Trustee and the Euro Collateral Agent and the delivery of each such Person's counterparts to the Euro Collateral Agent.

     (f) If any Euro Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, Crown Holdings and its subsidiaries agree that they shall not raise such violation as a defense to the enforcement by any other Euro Secured Party under the Financing Documents.

     (g) Each of the parties hereto authorizes the Euro Collateral Agent to execute and file on its behalf all such further documents and instruments, and authorizes the Euro Collateral Agent to perform such other acts, as may be reasonably necessary or advisable to effectuate the purposes of this Agreement.

     (h) If any provision of this Agreement shall be inconsistent with, or contrary to, any provisions in any Financing Document or any other instrument delivered in connection with the transactions contemplated thereby, the applicable provision in this Agreement shall be controlling and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement. Each Euro Secured Party acknowledges and agrees that the terms and provisions of this Agreement do not violate any term or provisions of its respective Financing Document.

     (i) Each of the Euro Secured Parties (other than the Bank Agent and Lenders with regard to the Credit Documents and any Bank Related Hedging Exchanger and any Bank Related Cash Management Exchanger) shall use its best efforts to notify the other of any amendment, modification or waiver to any of its Financing Documents, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party. Each of the Euro Secured Parties (other than the Bank Agent and Lenders with regard to the Credit Documents and any Bank Related Hedging Exchanger and any Bank Related Cash Management Exchanger) shall, upon request of the other or others, provide copies of all such modifications, amendments and waivers and copies of all other documentation relevant to the Euro Collateral.

     (j) Each of the parties represents and warrants to all other parties hereto that the execution, delivery and performance by or on behalf of such party to this Agreement has been duly authorized by all necessary action, corporate or otherwise, does not violate any provision of law, governmental regulation, or any agreement or instrument by which such party is bound, and requires no governmental or other consent that has not been obtained and is not in full force and effect.

     (k) Crown Euroco and the Euro Pledgors shall pay to the Euro Collateral Agent upon demand the amount of any and all reasonable expenses of the Euro Secured Parties and the Euro Collateral Agent, including, without limitation, the reasonable fees and expenses of counsel for the Euro Secured Parties and the Euro Collateral Agent incurred from time to time in connection with the exercise or enforcement of any of their respective rights, interests or remedies under and pursuant to the Euro Security Documents and this Agreement, and for the avoidance of doubt, in each case including such rights, interests and remedies under and pursuant to this Agreement. All such amounts shall constitute part of the Obligations under such Euro Security Documents.

     (l) The Euro Collateral Agent may demand specific performance of this Agreement. Each of the Euro Secured Parties hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Euro Collateral Agent.

     (m) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(m).

     (n) Anything contained in this Agreement to the contrary notwithstanding, each Euro Secured Party shall no longer be a party from and after such time as all of the Obligations owing to such Euro Secured Party and secured by any of the Euro Security Documents, or the instruments representing the same shall have ceased to be outstanding by virtue of the indefeasible payment in full in cash thereof or the cancellation thereof or delivery for cancellation thereof in accordance with their terms.

     (o) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that a party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

     (p) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court referred to in paragraph (o) of this Section 11. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (q) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11(a). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Second Priority Notes Trustee


                              By:    /s/ Jeffrey Rose
                                     Title:  Corporate Trust Officer

                          Notice Address:
                          Wells Fargo Bank Minnesota, National
                          Association
                          Corporate Trust Services
                          Sixth Street & Marquette Avenue
                          Minneapolis, MN  55479
                          Attn:  Jeffery Rose
                          Telephone:        (612) 667-0337
                          Facsimile:        (612) 667-9825

                          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Third Priority Notes Trustee


                              By:    /s/ Jeffrey Rose
                                     Title:  Corporate Trust Officer

                          Notice Address:
                          Wells Fargo Bank Minnesota, National
                          Association
                          Corporate Trust Services
                          Sixth Street & Marquette Avenue
                          Minneapolis, MN  55479
                          Attn:  Jeffery Rose
                          Telephone:        (612) 667-0337
                          Facsimile:        (612) 667-9825

                                                 S-



                          CITIBANK INTERNATIONAL, plc,
                          as Bank Agent,


                          By:    /s/ Paul Gibbs
                                 Name:  Paul Gibbs
                                 Title:  Vice President


                          Notice Address:
                                 Citigroup Centre
                                 Canada Square
                                 Canary Wharf
                                 London E14 5LB
                                 Facsimile +44 207 500-4482


                          With a copy to:
                                 Cahill Gordon & Reindel
                                 80 Pine Street
                                 New York, NY  10005
                                 Attention:  Michael A. Becker, Esq.
                                 Telephone:  (212) 701-3000
                                 Facsimile:  (212) 269-5420

                                       S-



                          CITICORP TRUSTEE COMPANY
                          LIMITED,
                          as Euro Collateral Agent,


                          By:    /s/ Mark D. O'Hare
                                 Name:  Mark D. O'Hare
                                 Title:  Vice President


                          Notice Address:



                          With a copy to:

                          CROWN EUROPEAN HOLDINGS SA


                          By:      /s/ Alan W. Rutherford
                                   Name:  Alan W. Rutherford
                                   Title:  Administrateur

                          CROWN CORK COMPANY BELGIUM NV

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          CROWN CORK & SEAL CANADA INC.

                          By:           /s/ Adrian Cobbold
                                 Name:  Adrian Cobbold
                                 Title: Secretary


                          889273 ONTARIO INC.

                          By:           /s/ Adrian Cobbold
                                 Name:  Adrian Cobbold
                                 Title: Secretary


                          RISDON-AMS (CANADA), INC.


                          By:           /s/ Adrian Cobbold
                                 Name:  Adrian Cobbold
                                 Title: Secretary


                          ZELLER PLASTIK CANADA, INC.

                          By:           /s/ Adrian Cobbold
                                 Name:  Adrian Cobbold
                                 Title: Secretary


                          Z.P. France

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney

                          Societe de Participations
                                 CarnaudMetalbox

                          By:           /s/ Howard Lomax
                          Name:  Howard Lomax
                          Title: Authorized Person


                          Astra Plastique S.A.S.

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          POLYFLEX S.A.

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          La Francaise de Developpement de
                                 la Boite Boissons (Sofreb)

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          Crown Cork Company France SA

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney

                          ENVASES GENERALES CROWN S.A. DE
                                   C.V.

                          By:           /s/ William S. Filotas
                                 Name:  William S. Filotas
                                 Title: Legal Representative


                          ZELLER PLASTIK DE MEXICO S.A. DE C.V.

                          By:           /s/ Gerardo Orta G.
                                 Name:  Gerardo Orta G.
                                 Title: Legal Representative


                          CROWN CORK AG SWITZERLAND

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          CROWN OBRIST AG (SWITZERLAND)

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          BMW VOGEL (SWITZERLAND)

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          CROWN UK HOLDINGS LIMITED

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney

                          CROWN CORK COMPANY LIMITED



                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          CARNAUDMETALBOX OVERSEAS
                                   LIMITED

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney



                          CROWN CORK & SEAL FINANCE PLC

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          CARNAUDMETALBOX PLC

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          UNITED CLOSURES AND PLASTICS PLC

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          CARNAUDMETALBOX ENGINEERING PLC

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney

                          MASSMOULD HOLDINGS LIMITED

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          SPECIALTY PACKAGING (UK) PLC

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney


                          CarnaudMetalbox Group UK
                                 Limited

                          By:           /s/ John Davidson
                                 Name:  John Davidson
                                 Title: Attorney

                          CARNAUDMETALBOX DEUTSCHLAND
                                   GMBH

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney


                          CROWN BENDER GMBH

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney


                          ZUCHNER VERPACKUNGEN

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney


                          ZUCHNER VERSCHLUSSE GMBH

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney


                          ZUCHNER & GRUSS
                                   METALLVERPACKUNGEN

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney

                          CARNAUDMETALBOX
                                   NAHRUNGSMIT TELDOSEN

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney


                          ZELLER PLASTIK GMBH

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney


                          RAKU RASTATT GMBH

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney


                          ZELLER ENGINEERING GMBH

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney


                          CROWN CORK & SEAL DEUTSCHLAND
                                   HOLDINGS GmbH
                                   (formerly Wehrstedt GmbH)

                          By:           /s/ Thilo Winkler
                                 Name:  Thilo Winkler
                                 Title: Attorney

                          CROWN DEVELOPPEMENT S.N.C.


                          By:               /s/ John Davidson
                                   Name:    John Davidson
                                   Title:   Attorney